SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 2, 1998



                              GREENLAND CORPORATION
             (Exact Name of Registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)



          017833                                       87-0439051
 (Commission File Number)               (I.R.S. Employer Identification Number)


                                7084 Miramar Road
                               San Diego, CA 92121
              (Address and zip code of principal executive offices

                                 (619) 566-9604
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

          The Registrant entered into an Agreement and Plan of Share Exchange ("Exchange Agreement"), dated May 21, 1998, whereby 35,000,000 of the Registrant's shares were exchanged for 25,000 shares of common stock, representing all of the outstanding shares, of Check Central, Inc., a Nevada corporation. The value of such assets will be included in the Registrant's Form 10-QSB for the period ended June 30, 1998. The fair market value of the Registrant's shares at the execution of the Exchange Agreement was $0.15; the total value of these shares was $5,250,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)     Exhibits.

         4(a) Agreement of Exchange by and between Greenland Corporation and Check Central, Inc.

EXHIBIT 4(a)

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Agreement"), is entered into effective as of May 20, 1998 (the "Effective Date"), by and among GREENLAND CORPORATION, a Nevada corporation ("Greenland"), CHECK CENTRAL INC., a Nevada corporation (the "Company"), and MIKE MARCINKO, BRIAN STRICKEL, DUBROW KAVANAUGH CAPITAL LLC, YALTA INVESTMENTS LIMITED, MARKWOOD CAPITAL and STEVE ALONSO the stockholders of the Company (the "Stockholders"). The Company and Greenland hereinafter sometimes referred to as the "Constituent Corporations."

         WHEREAS, Greenland and the Company desire that the Company exchange all of its issued and outstanding shares of common stock for shares of restricted common stock of Greenland (the "Exchange"), upon the terms and conditions set forth herein and in accordance with the Nevada Revised Statutes of the State of Nevada (the "Nevada NRS") with the result that Greenland shall operate the Company as a wholly owned subsidiary;

         WHEREAS, Greenland and the Company desire that upon the Exchange, at the Exchange Date (as hereinafter defined), all outstanding shares of the capital stock of the Company be exchanged for fully paid and nonassessable restricted shares of common stock, $.001par value, of Greenland ("Greenland Common Stock") as provided for herein.

         WHEREAS, Greenland and the Company desire that, immediately after the Exchange Date and solely as a result of the Exchange, Greenland will own all the issued and outstanding shares of the capital stock of the Company;

     WHEREAS, the respective Boards of Directors of the Company, and Greenland and the Stockholders of the Company have approved the Exchange; and

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Exchange and the mode of carrying the same into effect, the parties hereto hereby agree to this Agreement as follows:


                                   ARTICLE 1.
                                  THE EXCHANGE

     SECTION 1.1 The Exchange. Subject to the terms and conditions of this Agreement, on May 21, 1998 (the "Exchange Date"), in accordance with this Agreement and the Nevada NRS, the Company shall exchange all of its issued and outstanding shares of common stock with Greenland, and Greenland shall operate Company as a wholly owned subsidiary.

     SECTION 1.2 Effect of the Exchange. Upon the Exchange Date of the Exchange, Greenland shall succeed, without other transfer, to the rights and properties and debts and obligations of the Company. The Exchange will have the effect specified in the Nevada NRS.

     SECTION 1.3 Consummation of the Exchange. As soon as practicable after the satisfaction or waiver of the conditions to the obligations of the parties to effect the Exchange, the parties hereto will cause the Exchange to be consummated by filing with the Secretary of State of the State of Nevada a properly executed Articles of Exchange in accordance with the Nevada NRS.

         SECTION 1.4 Further Assurances. If at any time after the Exchange Date Greenland shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (i) to vest, perfect or confirm, of record or otherwise, in Greenland, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of the Company, or (ii) otherwise to carry out the purposes of this Agreement, Greenland and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of any of the Company, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its tight, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Agreement.

     SECTION 1.5 Closing. The closing of the Exchange shall take place on the date of execution of this Agreement at the offices of Greenland in San Diego, California, or the offices of the Company in Newport Beach, California as the parties agree.

                                   ARTICLE 2.
                             EXCHANGE OF SECURITIES

     SECTION 2.1 Exchange of Securities of the Company. By virtue of the Exchange and without any action on the part of the holders of the capital stock of the Company, at the Exchange Date all outstanding shares of the capital stock of the Company shall be exchanged for 35,000,000 restricted shares of Greenland Common Stock (the "Final Shares"). Each share of capital stock, if any, that is held in the treasury of the Company shall be canceled and retired and no capital stock of Greenland or other consideration shall be paid or delivered in exchange therefor. The Final Shares shall be delivered to the Stockholders in the amounts set forth on Exhibit 2.1 hereto.

     SECTION 2.2 Restrictions Relative to Final Shares. The Company, and the Stockholders acknowledge and agree to each of the following terms, conditions, covenants, and restrictions relative to the Final Shares which the Stockholders shall receive pursuant to this Agreement.

         (a) The Stockholders, severally but not jointly, understand, agree, represent and warrant to Greenland with respect to the Final Shares as follows:

           (i) The Stockholders are acquiring the Final Shares for their own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the Securities Act of 1933, as amended (the "Act"). The Stockholders agree to offer, sell or otherwise transfer the Final Shares only in accordance with the terms of this Agreement, and pursuant to registration under the Art or to an exemption from registration under the Act and any other applicable securities laws.

           (ii) Each of the Stockholders has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Stockholders are aware that they may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and are able to bear such risk for an indefinite period.

           (iii) The Stockholders understand that the Final Shares are being offered and sold to them in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that Greenland is relying upon the truth and accuracy of, and the Stockholder's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Stockholders set forth herein in order to determine the availability of such exemptions and the eligibility of the Stockholders to acquire the Final Shares.

           (iv) The Stockholders understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Final Shares or the fairness or suitability of the investment in the Final Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Final Shares. The Stockholders understand that their investment in the Final Shares involves a high degree of risk. The Stockholders have sought such accounting, legal and tax advice as they have considered necessary to make an informed investment decision with respect to the investment made pursuant to this Agreement.

           (v) The Stockholders understand that (i) except as provided in the Agreement, the Final Shares have not been and are not being registered under the Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either subsequently registered thereunder or the Stockholders shall have delivered to Greenland an opinion by counsel reasonably satisfactory to Greenland, in form, scope and substance reasonably satisfactory to Greenland, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to an underwriter (as that term is defined in the Act) may require compliance with some other exemption under the Act or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and (iii) neither Greenland nor any other person is under any obligation to register such securities under the Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement).

           (vi) The Stockholders understand that the Final Shares until sold pursuant to a registration statement or sold pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the Act ("Rule 144"), the stock certificates representing the Final Shares will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

                                   ARTICLE 3.
                                    COVENANTS

     SECTION 3.1 Conduct of the Company's Business. The Company covenants and agrees that, from the Effective Date to the Exchange Date, unless Greenland shall otherwise consent in writing or as otherwise expressly contemplated by this Agreement:

     (a) the business of the Company shall be conducted only in, and the Company shall not take any action except in, the ordinary course of business and consistent with past practice and except as otherwise permitted herein; and

         (b) the Company shall not directly or indirectly, do any of the following: (i) sell, pledge, dispose of or encumber any assets of the Company (except for encumbrances on assets which may be purchased in accordance with this Section 3), (ii) amend or propose to amend its Certificate of Incorporation or Bylaws; (iii) split, combine or reclassify any outstanding shares of its capital stock, or declare, set aside or pay any dividend payable in cash, stock, property or otherwise with respect to such shares (except for any dividends paid in the ordinary course to the Company); (iv) redeem, purchase, acquire or offer to acquire any shares of its capital stock; or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this paragraph (b);

         (c) the Company shall not (i) issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, of securities convertible or exchangeable for, or any options, warrants or rights of any kind to acquire any shares of, its capital stock of any class or other property or assets; (ii) incur any indebtedness for borrowed money or issue any debt securities or incur any loans, (iii) enter into or modify any material contract, lease, agreement or commitment, except in the ordinary course of business and consistent with past practice; (iv) obligate itself to pay or expend any amount in excess of an aggregate of $10,000 for the purchase of assets and capital expenditures except as in accordance with a plan previously approved by Greenland; (v) terminate, modify, assign, waive, release or relinquish any material contract rights or amend any material rights or claims;
(vi) purchase or otherwise acquire any business or its assets or stock unless Greenland shall expressly consent thereto; (vii) settle or compromise any material claim, action, suit or proceeding pending or threatened against the
Company, or, if the Company may be liable or obligated to provide indemnification, against the Company's directors or officers, before any court, governmental agency or arbitrator; provided that nothing herein shall require any action that might impair or otherwise affect the obligation of any insurance carrier under any insurance policy maintained by the Company;

     (d) the Company shall not grant any increase in the salary or other compensation of its employees without the express written consent of Greenland except pursuant to the terms of employment agreements in effect on the date hereof;

         (e) the Company shall not take any action to institute any new severance or termination pay practices with respect to any directors, officers or employees of the Company or to increase the benefits payable under their severance or termination pay practice;

         (f) the Company shall not (except for salary increases for employees who are not executive officers of the Company in the ordinary course of business and consistent with past practice) adopt or amend, in any respect, except as contemplated hereby or as may be required by applicable law or regulation, any collective bargaining, bonus, profit sharing, compensation, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund, plan, or arrangement for the benefit or welfare of any directors, officers or employees;

         (g) the Company shall use its commercially reasonable best efforts, to the extent not prohibited by the foregoing provisions of this Section 3.1(i) to preserve intact its business organization, (ii) to maintain in effect any material franchises, authorizations or similar rights of the Company, (iii) to keep available the services of the current officers and key employees of the Company, (iv) to preserve its goodwill with those having material business relationships with the Company, (v) to maintain and keep the material properties of the Company in as good a repair and condition as presently exists, except for deterioration due to ordinary wear and tear and damage due to casualty, and (vi) to maintain in full force and effect insurance comparable in amount and scope of coverage to that currently maintained by the Company, and if and as requested by Greenland, (vii) the Company shall use its commercially reasonable best efforts to make reasonable arrangements for representatives of Greenland to meet with customers and suppliers of the Company and (viii) the Company shall schedule, and the management of the Company shall participate in, meetings of representatives of Greenland with employees of the Company;

         (h) subject to the terms and conditions of this Agreement, the Company shall use its best efforts to cause the conditions of the Exchange to be satisfied and to cause the Exchange to occur; and

     (i) the Company shall not authorize any action, or commit or agree to take any action, in contravention of any of the foregoing actions.

     SECTION 3.2 Conduct of Greenland's Business. Greenland covenants and agrees that, from the Effective Date to the Exchange Date, unless the Company shall otherwise consent in writing or as otherwise expressly contemplated by this
Agreement:

     (a) the business of Greenland shall be conducted only in, and Greenland shall not take any action except in, the ordinary course of business and consistent with past practice; and

     (b) Except as provided set forth in Greenland's Proxy Statement dated May 18, 1998, Greenland shall not, directly or indirectly, do any of the following:
(i) amend or propose to amend its Certificate of Incorporation or Bylaws; (ii) split, combine or reclassify any outstanding shares of its capital stock, or declare, set aside or pay any dividend payable in cash, stock, property or otherwise with respect to such shares.

         (c) Subject to the terms and conditions of this Agreement, Greenland shall use its commercially reasonable best efforts to cause the conditions of the Exchange to be satisfied and to cause the Exchange to occur; and

     (d) Greenland shall not authorize any action, or commit or agree to take any action, in contravention of the foregoing actions.

     SECTION 3.3 Access to Information. The Company and Greenland each acknowledge that the other has afforded the other reasonable access and documentation, and further, the Company and Greenland shall each cause its officers, directors, employees, representatives and agents to, afford, from the date hereof to the Exchange Date, the officers, employees, representatives and agents of the other, reasonable access during regular business hours to their respective officers, employees, agents, properties, books, records and work papers, and shall furnish each other all financial, operating and other information and data through its officers, employees or agents, as either may reasonably request.

         SECTION 3.4 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, using all commercially reasonable best efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings; provided that the foregoing shall not require Greenland to agree to make, or to permit the Company to make, any divestiture of a significant asset in order to obtain any waiver, consent or approval.

     SECTION 3.5 Notification of Certain Matters. The Company shall give prompt notice to Greenland and Greenland shall give prompt notice to the Company, of the occurrence, or failure to occur, of any event that such party believes would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at anytime from the Effective Date to the Exchange Date.

         SECTION 3.6 Employee Matters. Greenland agrees that, as of the Exchange Date, participation in Greenland's benefit plans, as then in effect, shall be made available to all employees of the Company. Vesting and eligibility shall be credited to such employees of the Company and all waiting periods and pre-existing condition limitations shall be waived under such Greenland benefit plans to the full extent permitted by the plans of Greenland, and not otherwise prohibited by law. Notwithstanding the foregoing, Greenland shall not be obligated to offer employment to or retain the employees of the Company on or after the Exchange Date.

                                   ARTICLE 4.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Stockholders jointly and severally represent and warrant to Greenland as follows:

     SECTION 4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted.

         SECTION 4.2 Subsidiaries. Except as set forth on Schedule 4.2 hereto, the Company does not own of record or beneficially, directly or indirectly, (a) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or (b) any participating interest in any partnership, joint venture or other non-corporate business enterprise. The Company has no subsidiaries. The disposition and acquisition of those interests identified in Section 4.2 is and shall be as stated on Schedule 4.2.

     SECTION 4.3 Capitalization. The authorized capital stock of the Company consists solely of 25,000 shares of common stock, no par value, of the Company ("Company Common Stock"). As of the date hereof 25,000 shares of Company Common Stock are issued and outstanding, all of which are duly and validly issued, fully paid and nonassessable, and no holder thereof is entitled to preemptive rights. All of such shares of issued and outstanding Company Common Stock are owned by the Stockholders in the amounts set forth on Exhibit 2.1 free and clear of all liens, claims, options, encumbrances, security interests or rights or restrictions of any type. No subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding and there is not any commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets, The Company does not have any obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. The Company is not a party to any voting agreement, voting trust for similar agreement or arrangement relating to any of its capital stock, or any agreement or arrangement relating to or providing for registration rights with respect to any of its capital stock.

         SECTION 4.4 Authority Relative to Agreement. The Company has all requisite corporate power and authority to execute this Agreement and to perform its obligations hereunder. The Stockholders have full power and authority and capacity to execute this Agreement and to perform their obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and Stockholders, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and the Stockholders and constitutes the legal, valid and binding obligation of the Company and the Stockholders, enforceable against the Company and the Stockholders in accordance with its terms.

         SECTION 4.5 Non-Contravention. The execution and delivery of this Agreement by the Company and the Stockholders does not and the consummation by the Company and the Stockholders of the transactions contemplated hereby will not (i) conflict with any provision of the Certificate of Incorporation or Bylaws of the Company or (ii) result (with the giving of notice or the lapse of time or both) in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under a promissory note(s), any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company and the Stockholders other than any such violation, default, loss or acceleration that would not have a Material Adverse Effect (defined below) on the Company. For purposes of this Agreement, "Material Adverse Effect" shall mean any fact, event, change or occurrence which, individually or in the aggregate, has a material adverse effect on the business, financial condition, results of operations, assets or liabilities of the Company (or if reference is made to Greenland, taken as a whole).

         SECTION 4.6 Financial Statement. The Company has delivered to Greenland the unaudited financial statements for the Company for the period ended May 20, 1998, (the "Company Financials"). The Company Financials fairly present and represent, in all material respects, the financial position and the results of operations of the Company as of the respective date and for the respective period then ended, subject to year-end adjustments (which consist of normal recurring accruals). As of the date hereof, the Company Financials reflect all liabilities of any type of the Company. The Company has no liability of any type except as set forth on the Company Financials.

         SECTION 4.7 Absence of Certain Changes of Events. Except as set forth on Schedule 4.7, since May 20, 1998, the Company has not (i) issued any stock, bonds or other corporate securities, (ii) borrowed any amount (absolute or contingent), except in the ordinary course of business, (iii) incurred or paid any obligation or liability (absolute or contingent) other than current liabilities shown on the balance sheet of the Company as of May 20, 1998 and current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution to Stockholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens for current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets, or canceled any debts or claims, except in the ordinary course of business or as otherwise contemplated hereby, (vii) sold, assigned or transferred any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets, (viii) made any substantive changes in officer or executive compensation, (ix) agreed, in writing or otherwise, to take any of the actions listed in clauses (i) through (viii) above, (x) suffered any Material Adverse Effect or waived any rights of substantial value, whether or not in the ordinary course of business, or (xi) entered into any transaction, except in the ordinary course of business or as otherwise contemplated hereby.

         SECTION 4.8 Title to Properties: Intellectual Property. The Company has good and valid title to the material properties and assets reflected on the balance sheet of the Company as of May 20, 1998 included in the Company Financials (the "1998 Balance Sheet"), other than properties and assets disposed of in the ordinary course of business since the date of such balance sheet which in the aggregate are not material. All such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances.

         Set forth on Schedule 4.8 is a list of all trademarks, tradenames, service marks, patents, patent applications, software programs, source code and other intellectual property which is owned, licensed or used by the Company in its operations and/or is material to the prospects of the Company, including without limitation the rights to the technology for Check Cashing Applications known as the "APM Machine" (including all patent applications related thereto), and all other items relating to the operation and prospects of the Company (collectively, the "Intellectual Property"). The Company has good and valid title to the Intellectual Property, free and clear of all liens, claims, or encumbrances of any type, or to the extent the Intellectual Property is not owned, uses the Intellectual Property pursuant to valid and existing license agreements (including those of predecessor companies or entities for which the Company continues to have an interest), each of which is described on Schedule 4.8, and are enforceable against the parties thereto in accordance with their terms. As described on Schedule 4.8 the Intellectual Property is subject to a licensing agreement (the "License Agreement"), which among other terms and conditions, provides that upon the sale or transfer of the proprietary interest to the Intellectual Property to the Company, an identified third party has the right of first refusal to acquire the proprietary rights to the Intellectual Property (the "First Right"). Accordingly, the Company has acquired a license for the use of the Intellectual Property (the "Company License") and has entered into agreement providing for the transfer of the proprietary interest to the

Intellectual Property to the Company subject to the First Right. In the event the First Right is not exercised, the Company will acquire the proprietary interest to the Intellectual Property; provided however, that Brian Strickel shall retain all rights to any royalty payments or other payments made pursuant to the terms of the License Agreement. In the event the First Right is exercised, the Company will continue to hold the Company License for use of the Intellectual Property and the proceeds from said exercise (the "Proceeds") shall be paid to the Company. The parties thereto are not in default or in breach of the License Agreement, the Company License or any other such licenses in any respect. The Company warrants that the ownership and use of the Intellectual Property does not infringe on the rights of others, and there is not any claim or use of any property by third parties that could give rise to a claim for infringement against the Company. Except as set forth in this paragraph and on
Schedule 4.8, no licenses or rights have been granted relating to the Intellectual Property, and none of the Stockholders or the officers, directors, employees, agents or consultants of the Company hold any interest in the Intellectual Property. Any agreements whereby the Company licenses Intellectual Property to a third party are accurately described on Schedule 4.8, they are in full force and effect and enforceable in accordance with their terms, and the Company is not in default or breach thereunder. In accordance with the terms of this Agreement, each employee and consultant of the Company has assigned to the Company any and all rights to the Intellectual Property, and has entered into an agreement which vests in the Company all rights to any invention, copyright, patent, or trade secret which relates to the Company to the fullest extent permitted by law.

         SECTION 4.9 Leasehold Interests. Set forth on Schedule 4.9 is a true, correct and complete list of all Ieases to which the Company is a party as of the date of this Agreement. Except as set forth on Schedule 4.9 hereto, each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, owned by any third party is a valid and subsisting agreement, without any default of the Company thereunder that would have a Material Adverse Effect on the Company. The Company's possession of such property has not been disturbed nor, to the best knowledge of the Company, has any claim been asserted against the Company materially adverse to its rights in such leasehold interests.

     SECTION 4.10 Labor Matters. Except as set forth on Schedule 4.10, the Company is not a party to any collective bargaining agreement, and no such agreement is applicable to any employees of the Company, Schedule 4.10 sets forth a list of all employees of the Company as of the date of this Agreement and their current salary or wage rate and other material compensation arrangements.

         SECTION 4.11 Severance Arrangements. The Company is not party to any agreement with any employee (i) the benefits of which (including, without limitation, severance benefits) are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement or (ii) providing severance benefits in excess of those generally available under the Company's severance policies as in effect on the date hereof, or (iii) which are conditioned upon a change of control, after the termination of employment of such employees regardless of the reason for such termination of employment.

     SECTION 4.12 Taxes. Except as set forth on Schedule 4.12, as of the Exchange Date, the Company has filed and paid or made provisions to pay, tax liabilities on all Federal, state local and foreign returns, declarations, reports, estimates, information returns and statements ("Returns") required to be filed by it in respect of any taxes, which Returns correctly reflect the facts regarding the income, business, assets, operations, activities and status of the Company.

     SECTION 4.13 Compliance with Law . The Company is not in default under any order of any court, governmental authority or arbitration board or tribunal. The business of the Company is being conducted in compliance in all material respects with all applicable laws, ordinances and governmental rules and regulations to which the Company is subject.

         SECTION 4.14  Employee Benefit Plans.

     (a) The Company represents that it has no "employee benefit plan" (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA')) with respect to which the Company may have any liability.

         (b) The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of the Company, to severance pay, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

     SECTION 4.15 Environmental Matters. The business, operations and facilities (whether owned or leased) of the Company, and all existing uses of and activities on or at any of the properties or facilities (whether owned or leased) of the Company are in compliance with all environmental laws in effect as of the date hereof, and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a violation of or give rise to any liability under any environmental law.

         SECTION 4.16 Material Contracts. Set forth on Schedule 4.16 is a true, correct and complete copy of all contracts, agreements and commitments of the Company as of the date of this Agreement, not otherwise disclosed pursuant to this Article 4, which (i) involve or may involve payments by the Company of more than $10,000 after the Exchange Date, (ii) are not terminable by the Company without penalty on 60 or fewer days notice, (iii) purport to prohibit or restrict the ability of the Company or any other person to compete in any line of business or with any person, or (iv) are otherwise material to the Company's business. Except as set forth in Schedule 4,16, all of the such contracts are valid, binding and enforceable agreements of the Company and the Company is not in default thereunder.

     SECTION 4.17 Certain Operating Activities. Set forth on Schedule 4.17 is a true, correct and complete list of all the Company's actual and potential customers.

     SECTION 4.18 lnterests of Certain Affiliates. No officer, director or employee of the Company (or their family members or affiliates) (i) has any interest in any material property, real or personal, tangible or intangible, used in or pertaining to the business of the Company or (ii) is a party to any agreement with the Company, other than as set forth in Schedule 4.I8

     SECTION 4.19 Certain Other Assets. Set forth on Schedule 4.19 is a true and correct copy of a letter from Universal Pay Phones representing that it will, on behalf on the Company, use best efforts to obtain locations for the installation of the APM Machine.

     SECTION 4.20 Employment of Company Personnel. The Company represents that certain technical personnel, selected by Greenland, presently engaged by the Company (either as an employee, consultant or similar capacity) have agreed to continue their relationship with Greenland or the Company. In addition, said personnel have agreed to sign a NONDISCLOSURE and NONCOMPETE AGREEMENT with Greenland.

                                   ARTICLE 5.
                   REPRESENTATIONS AND WARRANTIES OF GREENLAND

     Greenland  represents  and warrants to the Company as follows:

     SECTION 5.1 Organization and Qualification Greenland is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own or lease and operate their properties and assets and to carry on their business as it is now being conducted. Greenland is duly qualified as a corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualifications necessary.

     SECTION 5.2 Subsidiaries. Except as disclosed in its most recent financial statement filed with the SEC, Greenland does not own of record or beneficially, directly or indirectly, (a) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or (b) any participating interest in any partnership, joint venture or other non-corporate business enterprise.

         SECTION 5.3 Capitalization. The authorized capital stock of Greenland consists of (i) 100,000,000 shares of Greenland Common Stock, and (ii) 20,000 shares of Preferred Stock, no par value, of Greenland Preferred Stock). As of May 15, 1998, there were 42,186,787 shares of Greenland Common Stock issued and outstanding and -0- shares of Greenland Preferred Stock are issued and outstanding. At the Exchange Date, exclusive of all shares of Greenland Common Stock issued pursuant to this Agreement, the total issued and outstanding shares of Greenland Common Stock shall not exceed 45,000,000 after the resolution of certain obligations as set forth on Schedule 5.3. All of the Greenland Common Stock is duly and validly issued, fully paid and nonassessable and no holder thereof is entitled to preemptive rights. Except as set forth on Schedule 5.3, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of Greenland is authorized or outstanding and there is not any commitment of Greenland to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Except as set forth on Schedule 5.3 Greenland has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof Greenland is not a party to any voting agreement, voting trust or similar agreement or arrangement relating to its capital stock or any agreement or arrangement relating to or providing for registration rights with respect to its capital stock, except as registration rights are noted in Schedule 5.3.

         SECTION 5.4 Authority Relative to, Agreement. Greenland has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Greenland and the consummation by it of the transactions contemplated hereby have been duly authorized by Greenland's Board of Directors and no other corporate proceedings on the part of Greenland is necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Greenland and constitutes the legal., valid and binding obligation of Greenland, enforceable against Greenland in accordance with its terms.

         SECTION 5.5 Financial Statements, Except as set forth on Schedule 5.5, the consolidated balance sheets and income statements of Greenland for the years ending December 31, 1996 and December 31, 1997, previously delivered to Company and Stockholders, receipt of which Company and Stockholders acknowledge, fairly present in all material respects the financial position of Greenland as of their respective dates and results of operations of Greenland for the respective periods then ended, in accordance with generally accepted accounting principles consistently applied and consistent with prior periods, subject, to year-end adjustments (which consist of normal recurring accruals).

         SECTION 5.6 Governmental Approval. No consent, approval, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign governmental or regulatory authority is required to be made or obtained by Greenland in connection with the execution and deliver of this Agreement by Greenland or the consummation by Greenland of the transactions contemplated hereby, except for (i) the filing of the Articles of Exchange with the Secretary of State of the State of Nevada in accordance with the Nevada NRS and (ii) such consents, approvals, orders or authorizations which if not obtained, or registrations, declarations or filings which if not made, would not materially adversely affect the ability of Greenland to consummate the transactions contemplated hereby or the ability of Greenland to conduct its business after the Exchange Date.

     SECTION 5.7 Actions Pending. There is no action, suit, investigation, proceeding or claim pending or, to the best knowledge of Greenland, threatened against or affecting Greenland or its properties or rights, before any governmental body or arbitration board or tribunal either alone or together with other similar actions the outcome of which might have a Material Adverse Effect on Greenland.

     SECTION 5.8 Title to Properties. Greenland has good and valid title to the material properties and assets reflected on the balance sheet of Greenland as of December 31,1997, (other than properties and assets disposed of in the ordinary course of business since the date of such balance sheet).

         SECTION 5.9 Leasehold Interests. Except as provided in this paragraph, each material lease or agreement to which Greenland is a party under which it is a lessee of any property, real or personal, owned by any third party, is a valid and subsisting agreement, without any default of Greenland that would have a Material Adverse Effect on Greenland. Greenland's possession of property has not been disturbed nor, to the best knowledge of Greenland, has any claim been asserted against Greenland materiality adverse to its rights in such leasehold interests. Greenland has been and is presently in default of the terms of the lease for the premises it occupies at 7084 Miramar Road, San Diego, California. On or about April 2, 1998 Greenland entered into a stipulated judgment wherein Greenland agreed to make certain payments by certain dates (the "Payment Schedule"). Set forth on Schedule 5.9 is a copy of a letter dated April 17, 1998 from Parkstone Companies setting forth the Payment Schedule.
Greenland is presently in default of the Payment Schedule.

     SECTION 5. 10 Labor Matters, There are not any controversies between Greenland and any of such employees that might have a Material Adverse Effect on Greenland.

     SECTION 5.11 Taxes. As of the Exchange Date, Greenland will have filed or will have arranged to be filed by its auditors, all Returns required to be filed by it in respect of any Taxes, which Returns correctly reflect the facts regarding the income, business, assets, operations, activities and status of Greenland.

     SECTION 5.12 Compliance with Law . Greenland is not in default under any order of any court, governmental authority or arbitration board or tribunal. The business of Greenland is being conducted in compliance in all material respects with all applicable laws, ordinances and governmental rules and regulations to which Greenland is subject (including without limitation federal securities and banking laws).

          SECTION 5.13  Employee Benefit Plans.

     (a) Schedule 5.13 lists (i) each "employee benefit plan" with respect to which Greenland may have any liability, and (ii) each employment agreement of Greenland (the "Greenland Plans") as of the Exchange Date, Greenland has complied, and currently are in compliance, both as to form and operation, in all material respects, with the applicable provisions of ERISA and the Internal Revenue Code with respect to each of the Greenland Plans.

         (b) Except as otherwise set forth in this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of Greenland, to severance pay, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

     SECTION 5.14 Environmental Matters. Except as set forth in Schedule 5.14 and except as would not have a Material Adverse Effect on Greenland.

     (a) The business, operations and facilities (whether owned or leased) of Greenland and all existing uses of and activities on or at any of the properties or facilities (whether owned or leased) of Greenland, are in compliance with all environmental laws in effect as of the date hereof, and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a violation of or give rise to any lien under any environmental law.

         (b) Greenland has not received any written notice from any governmental authority or any other person nor are they aware that any past or present aspect of the business, operations or facilities (whether owned or leased) of Greenland are in violation of any environmental law or material permit, or that Greenland is responsible or liable (or potentially responsible or liable) for the investigation, cleanup or remediation of any hazardous materials at any location.

     SECTION  5.15  Interests  of  Certain  Affiliates.  Except  as set forth on
Schedule 5.15, no officer or director of Greenland (i) has any interest in any material property, real or personal, tangible or intangible, used in or pertaining to the business of Greenland or (ii) is a party to any agreement with Greenland, other than as disclosed in Greenland SEC Filings made or contemplated to be made with the SEC during 1997 and 1998.

                                   ARTICLE 6.
                           CONDITIONS TO THE EXCHANGE

     SECTION 6.1 Conditions to the Obligations of Company to Effect the Exchange . The obligation of the Company to effect the Exchange shall be subject to the fulfillment at or prior to the Exchange Date of the following additional conditions:

     (a) The representations and warranties of Greenland contained in Article 5 shall be accurate in all material respects (except to the extent qualified by materiality, in which case such representations and warranties shall be accurate), as of the Exchange Date as though such representations and warranties had been made at and as of that time (except where any such representation or warranty is made as of a date specifically set forth therein); and all of the terms, covenants and conditions of this Agreement to be complied with and performed by Greenland on or before the Exchange Date shall have been duly complied with and performed in all material respects.

     SECTION 6.2 Conditions to the Obligation of Greenland to Effect the Exchange. The obligation of Greenland to effect the Exchange shall be subject to the fulfillment at or prior to the Exchange Date of the following additional conditions:

     (a) The  representations  and warranties of the  Stockholders  contained in
Article 4 shall be accurate in all respects (except to the extent qualified by materiality, in which case such representations and warranties shall be accurate), as of the Exchange Date as though such representations and warranties had been made at and as of that time (except where any such representation or warranty is made as of a date specifically set forth. therein); and all of the terms, covenants and conditions of this Agreement to be complied with and performed by the Company and the Stockholders on or before the Exchange Date shall have been duly complied with and performed in all material respects.

     (b) Since the Effective Date, no event which would have a Material Adverse Effect on the Company shall have occurred, and Greenland shall have received a certificate of the Company signed by the chief executive officer of the Company dated the Exchange Date to such effect.

     (c) The Company and Stockholders shall have delivered, in form acceptable to Greenland, documentation regarding the assets to the Company as described on
Schedule 4.8,  Schedule 4.17, and Schedule 4.19.

         (d) The Stockholders, if married, shall have delivered in a form acceptable to Greenland's legal counsel, acknowledgment, consent, and waiver and relinquishment of interest to the transactions described herein, from their respective spouse.

                                   ARTICLE 7.
                              ADDITIONAL AGREEMENTS

     SECTION 7.1 Consulting Agreements. Greenland shall, on or prior to the Exchange Date, enter into Consulting Agreements with Frank Kavanaugh, Kevin Smith, and Al Dubrow, and/or entities, copies of said agreements are attached hereto as Exhibit 7.1.

     SECTION 7.2 Reservation of Shares. Greenland shall reserve 3,000,000 restricted shares of its Common Stock, to be distributed as incentive payments, issued upon completion of an APM Machine prototype and an APM Machine finished product, in maximum amounts of 2,000,000 shares to Mike Marcinko and 1,000,000 shares to the development department of the Company. These shares shall be issued in the best judgment of the Board of Directors.

     SECTION 7.3 Registration Rights. Greenland has agreed that, if requested by the Stockholders, Greenland shall register all the shares of Greenland Common Stock issued in connection with this Agreement by the filing of the appropriate Registration Statement pursuant to the Act (the "Registration"). The Stockholders shall not make the request until at least ninety days from the Exchange Date and Greenland shall pay the cost associated with the Registration.

                                   ARTICLE 8.
                                  MISCELLANEOUS

         SECTION 8.1 Independence of Representations and Warranties. Notwithstanding any facts determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in the Agreement or in any documents delivered in connection therewith. Each representation, warranty, covenant and agreement is independent of the other representation, warranty, covenant or agreement.

     SECTION 8.2 Publicily The Stockholders, Company and Greenland agree that they will not issue any press release or make any other public announcement concerning this Agreement or the transactions contemplated hereby without mutual consent as to the content of the release, except that the Stockholders, Company or Greenland may make such public disclosure that it believes in good faith to be required by law (in which event such party shall consult with the other prior to making such disclosure).

     SECTION 8.3 Execution in Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 8.4 Notice . All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid, as follows:

        If to Greenland  to:

         Eric Gaer, President
         Greenland Corporation
         7084 Miramar Road, Fourth Floor
         San Diego, CA 92121

         A Copy to:

         Thomas Beener
         % Greenland Corporation
         7084 Miramar Road
         Fourth Floor
         San Diego, CA 92121

         If to Company or Stockholders to:

         Mike Marcinko, President
         Check Central, Inc.
         120 Newport Center Drive
         Suite 245
         Newport Beach, CA 92660

         A Copy to:

         Brian Strickel
         733 Pelican Drive
         Laguna Beach, CA 92651

or such other address or addressed as any party hereto shall have designated by notice in writing to the other parties hereto.

         SECTION 8.5 Waivers. The Company and the Stockholders, on the one hand, and Greenland, on the other hand, may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions of the other contained in this Agreement; or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party talking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other separate or subsequent breach.

         SECTION 8.6 Entire Agreement . This Agreement, its Schedules, its Exhibits and the documents executed at the Exchange Date in connection herewith constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement or intention has been made by any party that is not embodied in this Agreement or such other documents, and none of the parties shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

     SECTION 8.7 Applicable Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflict of laws and any legal action commenced by any party to this Agreement in connection with a dispute regarding the terms or performance of this Agreement shall be commenced in San Diego County, San Diego, California.

         SECTION 8.8 Binding Effect Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, the Stockholders of the Company immediately prior to the Exchange Date or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement,

     SECTION 8.9 Assignabiity. Neither this Agreement nor any of the parties rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

         SECTION 8.10 Amendments. This Agreement may only be amended, varied or supplemented by an instrument in writing, signed by the parties hereto.

         SECTION 8.11 Severability. If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of them which may be subsequently declared invalid, void or unenforceable.

     SECTION 8.12 Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section or paragraph of this Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement and Plan of Share Exchange as of the day and year first above written.

GREENLAND CORPORATION ("Greenland")


By:_____________________________________
Name: Eric Gaer
Title:   President


CHECK CENTRAL, INC. ("Company")


By:____________________________________
Name:  Mike Marcinko
Title:    President


"STOCKHOLDERS"


---------------------------------
 Mike Marcinko, A Shareholder


---------------------------------
 Brian Strickel, A Shareholder


--------------------------------
Steve Alonso, A Shareholder



Dubrow Kavanaugh Capital LLC.                    Yalta Investments Limited


By: ___________________________                  By_______________________

Name:__________________________                  Name:____________________

Title:_________________________                  Title:___________________


Markwood Capital


By:____________________________

Name:__________________________

Title:_________________________

                                   SIGNATURES
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            GREENLAND CORPORATION



                                            By:
                                            Eric W. Gaer
                                            President
                                            June 1, 1998



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature                 Title                                      Date


Eric W. Gaer              President and Chief Executive Officer
                                                                    June 1, 1998


Michael H. deDomenico     Secretary                                 June 1, 1998